UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 9, 2023
___________________________________
Hyzon Motors Inc.
(Exact name of registrant as specified in its charter)
___________________________________

Delaware	001-3962	82-2726724
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
475 Quaker Meeting House Road Honeoye Falls, NY		14472
(Address of principal executive offices)		(Zip Code)
(585)-484-9337
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYZN	NASDAQ Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	HYZNW	NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On February 3, 2023, Hyzon Motors Inc. (the “Company”) received a Staff Determination (the “Staff Determination”) from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, unless the Company requests an appeal, trading of the Company’s Class A common stock and warrants will be suspended from The Nasdaq Capital Market at the opening of business on February 14, 2023, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market. The Staff Determination will not immediately result in the suspension of trading or delisting of the Company’s securities, and the Nasdaq Listing Rules provide a procedure for the Company to appeal the Staff Determination and seek a stay pending the appeal as described below. By February 10, 2023, the Company plans to appeal the Staff Determination and request a hearing before the Nasdaq Hearings Panel (the “Hearings Panel”).

The Staff Determination was issued because, on January 30, 2023, the Company informed Nasdaq that it will not file its Quarterly Reports on Form 10-Q for the periods ended June 30, 2022 and September 30, 2022 (the “Quarterly Reports”), on or before February 13, 2023 (the “Extended Date”). As previously disclosed, on August 16 and November 16, 2022, the Company received notices from the Nasdaq Listing Qualifications Department notifying the Company that, because the Company had not timely filed the Quarterly Reports with the SEC, the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1), which requires timely filing of all required periodic financial reports. After the Company made a submission to the Nasdaq Listing Qualifications Department describing its plan to regain compliance with this rule, the Company was granted an extension until the Extended Date to file the Quarterly Reports. The Staff Determination does not impact the Company’s obligation to file periodic reports and other reports with the SEC under applicable federal securities laws.

By February 10, 2023, the Company plans to appeal the Staff Determination and request a hearing before the Hearings Panel. Under Nasdaq Listing Rules, a request for a hearing regarding a delinquent filing automatically stays the delisting process of the Company’s securities for a period of 15 days from the date of the request. However, the Company intends to request a stay of the suspension of its securities pending the hearing which, according to the Staff Determination, is typically scheduled to occur approximately 30-45 days after the date of the hearing request.

Although the Company is working diligently to file the Quarterly Reports as soon as practicable, there can be no assurance that such reports will be filed before any hearing before the Hearings Panel, or that the Hearings Panel will grant the Company’s request for a stay pending the hearing. If the Company’s appeal to the Hearings Panel is denied, the Company’s securities will be subject to delisting on The Nasdaq Capital Market.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 6, 2023, the Audit Committee of the Board of Directors (the “Board”) of the Company, based on the recommendation of management, determined that the Company’s previously issued financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 (including the consolidated balance sheet of Hyzon Motors Inc. and subsidiaries as of September 30, 2021, and the related consolidated statements of operations and comprehensive income (loss), consolidated statement of changes in stockholders’ equity, and consolidated statement of cash flows for the three and nine months ended September 30, 2021) (the “Non-Reliance Period”) should no longer be relied upon. The Audit Committee’s determination stems from the Company’s Board-appointed committee of independent board members (the “Special Committee”) formed to investigate, with the assistance of independent outside counsel and other advisors, issues regarding revenue recognition timing and internal controls and procedures that were brought to the attention of the Board by Company management as previously reported on its Current Report on Form 8-K with the SEC on August 4, 2022 pertaining to the Company’s previously issued financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. The Audit Committee concluded that the Company’s previously issued financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 should no longer be relied upon primarily because of issues regarding the recognition of revenue relating to its European joint venture operations for the quarter ended September 30, 2021.

The Company intends to restate and reissue the consolidated financial statements relating to the Non-Reliance Period as soon as practicable. Based on the facts and circumstances known to date, the Company currently anticipates that the primary impact of the restatement will be to eliminate substantially all of the revenue, inventory, and contract liabilities and to reduce cost of revenue associated with customer sales contracts assumed from Holthausen Clean Technology B.V. that were recorded as of and for the quarter ended September 30, 2021.

As previously reported on its Current Report on Form 8-K with the SEC on August 18, 2022, management previously reported a material weakness in the Company's internal control over financial reporting in its previously issued financial statements filed on Form 10-K for the year ended December 31, 2021, and on Form 10-Q for the three-month period ended March 31, 2022. The existing material weakness related to the identification of limited resources and business processes necessary to ensure the appropriate segregation of duties and effective review procedures with respect to the processing and recording of financial transactions, as well as an appropriate level of control oversight over the financial statement reporting process. Management is assessing the effect of the control deficiencies associated with the matters underlying the revenue recognition issues and planned restatements and anticipates identifying and reporting one or more material weaknesses as the restatements are finalized.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K with KPMG LLP, the Company’s independent registered public accounting firm.

Item 7.01 Regulation FD Disclosure.

On February 9, 2023, the Company issued a press release regarding certain corporate updates. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in this Item 7.01.

The information contained in this Item 7.01, including in Exhibit 99.1 attached hereto, is "furnished" and not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference in another filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent such other filing specifically incorporates such information by reference.

Item 8.01. Other Events.

On February 6, 2022, the Board appointed Dennis Edwards, 51, who currently serves as a member of the Board, to serve on the Company’s Audit Committee. The Board has affirmatively determined that Mr. Edwards meets the definition of “independent director” for purposes of serving on an audit committee under Rule 10A-3 and Nasdaq rules. On the same date, the Board determined that Elaine Wong, 47, who currently serves on the Audit Committee, qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated February 9, 2023, issued by the company.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYZON MOTORS INC.

Date: February 9, 2023	By:	/s/ Parker Meeks
	Name:	Parker Meeks
	Title:	President and Interim Chief Executive Officer